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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 7, 2006

                            MICRO LINEAR CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                   000-24758               94-2910085
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
         Incorporation)               File Number)         Identification No.)

                2050 Concourse Drive,
                 San Jose, California                            95131
       (Address of principal executive offices)               (Zip Code)

                                 (408) 433-5200
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 8.01     OTHER EVENTS.

         On September 8, 2006, Micro Linear Corporation issued a press release announcing that its board of directors had selected September 11, 2006 as the new record date for a special meeting of stockholders to consider and vote upon a proposal to approve and adopt a merger with Sirenza Microdevices, Inc. The board of directors set the date of this special meeting for October 20, 2006.

         The September 11, 2006 record date supersedes the previously announced date of September 25, 2006 as the record date for the special meeting of stockholders.

         The press release announcing the new record date is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits.

              99.1     Press release dated September 8, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: September 8, 2006

                                              MICRO LINEAR CORPORATION


                                              By: /s/ MICHAEL W. SCHRADLE
                                                  ------------------------------
                                                  Michael W. Schradle
                                                  Chief Financial Officer

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                                INDEX TO EXHIBITS

    Exhibit
    Number        Description
--------------    --------------------------------------------------------------
     99.1         Press release dated September 8, 2006

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